                                                                   EXHIBIT 3.114

                   STATE OF SOUTH CAROLINA SECRETARY OF STATE

               ARTICLES OF ORGANIZATION LIMITED LIABILITY COMPANY

TYPE OR PRINT CLEARLY IN BLACK INK

The undersigned delivers the following articles of organization to form a South Carolina limited liability company pursuant to Section 33-44-202 and 33-44-203 of the 1976 South Carolina Code of Laws, as amended.

1. The name of the limited liability company which complies with Section 33-44-105 of the South Carolina Code of 1976, as amended is PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

2. The address of the Initial designated office of the Limited Liability Company in South Carolina is

      1201 MAIN STREET, SUITE 1450
      --------------------------------------------------------------------------
      STREET ADDRESS

      COLUMBIA, SOUTH  CAROLINA                                            29201
      --------------------------------------------------------------------------
      City                                                              Zip Code

3.    The initial agent for service of process of the Limited Liability Company is
      DAVID B. SUMMER. JR.                                       /s/ [ILLEGIBLE]
      --------------------                                       ---------------
      Name                                                       Signature

      and the street address in South Carolina for this initial agent for service of process is

      1201 MAIN STREET, SUITE 1450
      --------------------------------------------------------------------------
      STREET ADDRESS

      COLUMBIA, SOUTH CAROLINA                                          29201
      --------------------------------------------------------------------------
      City                                                            Zip Code

4.    The name and address of each organizer is

      (a) DAVID B. SUMMER. JR.                                     803-255-8000
          ----------------------------------------------------------------------
                       Name                                     Telephone Number
          12O1 MAIN STREET, SUITE 1450, COLUMBIA
          ----------------------------------------------------------------------
                  STREET ADDRESS                                        City
                 SOUTH CAROLINA                                        29201
          ----------------------------------------------------------------------
                      State                                          Zip Code

      (b) ______________________________________________________________________
                       NAME                              TELEPHONE NUMBER
          ______________________________________________________________________
                  STREET ADDRESS                            CITY
          ______________________________________________________________________
                     STATE                                ZIP CODE

          (ADD ADDITIONAL LINES IF NECESSARY)

5.    [XX]  Check this box only if the company is to be a term company. If so, provide the term specified:

                      MARCH 31, 2000 - MARCH 31, 2050

6.    [ ]   Check this box only if management of the limited liability company is vested in a manager or managers. If this company is to be managed by managers, specify the name and address of each initial manager:

                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                             AS TAKEN FROM AND COMPARED WITH THE
                                                 ORIGINAL ON FILE IN THIS OFFICE

                                                                     JUN 15 2005

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            SECRETARY OF STATE OF SOUTH CAROLINA

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                                       PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.
                                           NAME OF LIMITED LIABILITY COMPANY

(a)  ___________________________________________________________________________
            Name                                      Telephone Number
     ___________________________________________________________________________
            Street Address                            City
     ___________________________________________________________________________
                                                      Zip Code
     ___________________________________________________________________________
            State
     ___________________________________________________________________________
(b)         Name                                      Telephone Number
     ___________________________________________________________________________
            Street Address                            City
     ___________________________________________________________________________
            State                                     Zip Code
     ___________________________________________________________________________
(c)         Name                                      Telephone Number
     ___________________________________________________________________________
            Street Address                            City

     ___________________________________________________________________________
            Stale                                     Zip Code
     ___________________________________________________________________________
(d)         Name                                      Telephone Number
     ___________________________________________________________________________
            Street Address                            City
     ___________________________________________________________________________
            State                                     Zip Code

7.   [ ]    Check this box if only if one or more of the members of the company are to be liable for its debts and obligations under Section
            33-44-303(c). If one or more members are so liable, specify which members, and for which debts, obligations or liabilities such members are liable in their capacity as members.

            ____________________________________________________________________
            ____________________________________________________________________

8. Unless a delayed effective date is specified, these articles will be effective when endorsed for filing by the Secretary of State. Specify any delayed effective date and time:

      __________________________________________________________________________

9. Set forth any other provisions not inconsistent with law which the organizers determine to include. including any provisions that are required or are permitted to be set forth in the limited liability company operating agreement.

10.   Signature of each organizer

          /s/ DAVID B. SUMMER, JR.
          ------------------------
         DAVID B. SUMMER, JR.                                      Date 03/31/00
        (ADD ADDITIONAL LINES IF NECESSARY)